Working Capital Facilities	12 Months Ended
Sep. 30, 2025
Working Capital Facilities
Working Capital Facilities

10.	Working Capital Facilities

a.	Revolving Credit Facility

As of September 30, 2025, the balance owing under the facility is $17,672 (Cdn $24,612). The maximum credit available under the facility is $25,000.

Cortland

The interest on the revolving credit facility is the greater of a) 7.05% per annum above the Prime Rate or b) 12% per annum. Interest is payable monthly.

Bank of Montreal

The interest rate is 7.45%, interest which is payable monthly.

	September 30, 2025	September 30, 2024
Opening balance	16,283	11,821
Exchange difference	(12)	20
Payments made during the year	(77,895)	(47,805)
Loan fees (net of amortization: $104)	(461)	—
Cash drawn during the year	79,757	52,247
Closing balance	17,672	16,283

On September 29, 2023, the Company renewed its revolving facility with Cortland and extended the term of the facility by three months to December 29, 2023. In exchange for this renewal, the Company issued 10,443 shares at Cdn $3.83 (as determined by five-day volume weighted average) as compensation for Cdn $40 (US $29.59) amendment fee. This was included within finance costs on the statement of income (loss). All other terms and conditions are unchanged.

On February 12, 2024, the Company revised its revolving facility, expanding its maximum principal amount to $22,000 and extending its term to July 29, 2025. As part of this adjustment, a commitment fee of Cdn $303 (US $225) was paid in cash on the closing date and amortised over the term of the facility.

On March 07, 2025, the Company entered a three-year credit agreement with Bank of Montreal as lender to provide working capital facilities with outstanding amount not exceeding $20,000 and a $5,000 accordion. As a part of this agreement, the balance outstanding with Cortland working capital facility was paid off in full. The company paid an early termination fee to Cortland for $375. Legal and professional fees in relation to the new facility have been capitalised and will be amortised over the period of the facility. The working capital facility provides the Bank with security over the assets of the Company. Interest accrued up to September 30, 2025, is $100 (September 30, 2024: $ NIL).

Export-Import Bank of United States

During March 2025, a loan was approved from Export–Import Bank of the United States for $50,853 for the Jamestown facility with a term of 6.5 years and interest rate of 4.90%. The prepayment of EXIM loan comments in the month of March 2027.

As of September 30, 2025, the Company has drawn the following amount:

	September 30,
	2025	2024
Opening balance	—	—
Loan amount withdrawn during the year	4,373	—
Debt issuance cost	(1,309)	—
Loan fees	472	—
Payments made during the year	—	—
Closing balance	3,536	—

Loan fees of $472 is capitalised as part of “capital work in progress” (CWIP) (Refer Note 8 for more details).

b.	Promissory note

	September 30,
	2025	2024
Promissory note opening balance	519	1,026
Finance costs	14	37
Repayment of Promissory note(i)	(533)	(507)
Repayment of Promissory note(i)	—	(37)
	—	$519

i.	On February 16, 2024, the Executive Chairman and Chief Executive Officer both exercised options of the Company. A sum of $507 from the promissory note was utilized to cover portion of the options' purchase price. The remaining balance of the promissory note, amounting to $519, was then substituted with a new promissory note on February 28, 2024, carrying a 14% interest rate and paid off in the month of December 2024.

ii.	On March 31, 2023, the Company purchased 100% of the membership interest in Sustainable Energy Jamestown LLC (‘SEJ”), a New York incorporated company controlled by the majority shareholders of the Company. In return, the Company issued a promissory note for $1,050 to the members of SEJ, with a term of 365 days bearing interest at 7.5% annually payable at maturity. Interest recorded for the year is $1 (September 30, 2024: $76).